AGREEMENT

            THIS AGREEMENT (the "Agreement") made and entered into as of the 19th day of February, 1999 (the "Closing Date"), by and between APPROVED FINANCIAL CORP., (AFC) a Virginia corporation with an address located at 3420 Holland Road, Virginia Beach, Va 23452, and UNITED MORTGAGEE, INC., a Virginia corporation (the "Company"), and LEO THOMAS, JR. (the "Stockholder"), an individual with an address located at 604 Terrace Avenue, Virginia Beach, Virginia 23451, being the sole Stockholder of the Company. AFC, Stockholder and the Company shall hereinafter be referred to collectively as the "Parties."

                               W I T N E S S E T H

            WHEREAS, the Stockholder is the record and beneficial owner of all the issued and outstanding shares of capital stock of the Company;

            WHEREAS, Stockholder is the owner of the premises occupied by the Company as of the date hereof (the "Premises"), and AFC, subsequent to the closing of the transactions contemplated herein, wishes to cause the Company to continue to occupy the Premises from and after the date hereof; and

            WHEREAS, AFC and Stockholder desire to make certain representations, warranties, covenants and agreements in connection with the Acquisition and also to prescribe various conditions to the Acquisition;

            NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    I ARTICLE
                          WARRANT; EMPLOYMENT; PROFITS

I.1 Section Warrant. Company shall at closing grant to AFC a warrant in the form of Schedule l.l attached hereto to purchase 50% nondilutable ownership in the Company for $1.00 which warrant may be exercised at any time. Upon exercise the parties hereto agree that AFC shall the right to elect one half of the Members of the Board of Directors (and their successors) of Company. The minimum number of total Directors at such time shall be two (2).

Section 1.2 Stockholder Employment. Stockholder will become an employee of Approved Federal Savings Bank ("AFSB"), a wholly owned subsidiary of AFC, pursuant to a two (2) year written employment agreement with a salary of $120,000 per year and Stockholder will execute the employment agreement at closing in the form of Schedule 1.2 attached hereto.

Section 1.3 Company Employees. Once AFC has all approvals and investors in place, all Company employees except loan originators will, at AFSB's election, become employees of AFSB, some of which may have written employment agreements as determined by AFSB. Attached as Schedule 1.3 is a list of employees to be transferred.

Section 1.4 AFSB Overhead. After the employees have transitioned from Company to AFSB, Company will pay its portion of AFSB overhead based on the percentage of loans closed by Company compared to the total aggregate loans closed by AFSB and Company. For example, if the Company closed 50 loans and AFSB closed 100 loans, the Company will pay one third of AFSB's overhead. The overhead will include the rent paid by AFSB to Stockholder and salaries of transferred employees. If other services such as payroll are provided for the Company by AFC or AFSB, the Company will pay a commercially reasonable compensation for such services.

Section 1.5 Company Profits and Proceeds of Sale. The parties agree that AFC will be entitled to 50% of the Company after tax net income and if there is a sale of the Company (assets or stock) AFC will be entitled to 50% of the proceeds. AFC's 50% of net income shall be paid to AFC within 30 days of the end of each Company year. Any sale of assets or stock of the Company must be approved in advance in writing by AFC.

Section 1.6 Payment to Company. At closing AFC shall pay $125,000 to Company.

Section 1.7 Closing Date. The closing shall take place on February 23, 1999, or as soon thereafter as the parties agree, at the location of the Company or at a mutually satisfactory location.

Section 1.8 Lease. Concurrently with the execution of this Agreement, the Stockholder and the Company shall enter into a lease agreement (the "Lease") substantially in the form of Schedule 1.8 attached hereto pursuant to which the Company will continue to occupy the Premises under terms and conditions set forth therein.

                                    I ARTICLE
          REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER AND COMPANY

I.1 Section Representations and Warranties of the Stockholder and Company. Previously, AFC has requested Stockholder to furnish responses to a request for due diligence materials, and Company and have, prior to the execution and delivery of this Agreement, delivered to AFC a full and complete response, including copies of all documents requested and made all of the Company files available to AFC for AFC's inspection, the documents furnished and files made available hereinafter referred to as "the Due Diligence Materials". AFC has had an opportunity to examine the Due Diligence Materials. The Stockholder has, concurrently with the execution and delivery of this Agreement, delivered to AFC a disclosure schedule with respect to the representations and warranties set forth below (the "Disclosure Schedule") attached hereto as Schedule 2.1. The Disclosure Schedule incorporates by reference all of the Due Diligence Materials. The Disclosure Schedule in each case describes the nature of the exception, if any, in reasonable detail and specifically refers to the section or subsection of this Agreement to which any exception set forth therein to a representation and warranty contained in this Article II, or covenant in Article III, applies (disclosure in any section or subsection of the Disclosure Schedule shall apply to the corresponding section or subsection of this Agreement and wherever else the information is applicable or referenced). Except as specified on the Disclosure Schedule, as of the date hereof, the Stockholder and the Company jointly and severally represent and warrant to AFC as follows:

      (a) Corporate Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted in Virginia and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.

      (a) Capital Structure of the Company.

         (i) The authorized capital stock of the Company consists of 25,000 shares of common stock, $20.00 par value. There are 500 shares of the Company's common stock issued and outstanding of which all are owned beneficially and of record by Stockholder. All of the Shares have been duly authorized and validly issued and are fully paid and non-assessable. All of the Shares are owned by the Stockholder free and clear of any liens, options, trusts, or claims of any kind, and Stockholder holds marketable title thereto. All of AFC Shares were issued and sold to the Stockholder in a transaction exempt from all applicable federal and state registration laws. Except as set forth above, at the date hereof, no shares of capital stock or other voting securities of the Company were issued, reserved for issuance or outstanding. There is not as of the date hereof, and at any time up to and including the Closing Date there will not be, outstanding any stock options, stock appreciation rights, restrictive stock grants or any other such right to acquire any shares of the Company's common stock or any other equity securities of the Company. A copy of the Minute Book has been provided to AFC with the Due Diligence Materials.

         (i) No bonds, debentures, notes or other indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which Stockholder may vote ("Voting Debt") of the Company are issued or outstanding.

         (i) None of AFC Shares are subject to preemptive rights.

         (i) Except for this Agreement, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which either Stockholder or the Company is a party or by which either of them is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or any Voting Debt of either of them or obligating either of them to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.

         (i) There are no outstanding contractual obligations of Stockholder or the Company (A) to repurchase, redeem or otherwise acquire any shares of capital stock of the Company, or (B) to vote or to dispose of or encumber any shares of the capital stock of the Company.

      (a) Authorization. Stockholder and Company have full capacity, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby as contemplated by this Agreement, and no consent or approval of any other person is necessary for him to do so. This Agreement and all other agreements, documents and instruments executed pursuant hereto are and will be the valid and binding obligations of Stockholder and the Company, enforceable in accordance with their terms, and the execution, delivery and performance of this Agreement, and such other agreements, documents and instruments and the transactions contemplated hereunder, have been and/or will be duly and validly authorized. Stockholder will deliver to AFC simultaneously herewith certified copies of the appropriate authorizing resolutions of the Board of Directors and stockholders of the Company.

(a) No Violations. To the best knowledge of Stockholder, the execution and delivery of this Agreement and the documents contemplated hereby by the Stockholder does not and will not, and the consummation of the transactions contemplated hereby and thereby by the Stockholder does not and will not, and compliance by Stockholder with any of the provisions hereof or thereof does not and will not, (i) conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time or both) under, or result in the termination of, or accelerate the performance required by, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien (any such conflict, breach, violation, default, termination, acceleration, right of termination, cancellation or acceleration, loss or creation, a "Violation") pursuant to, any provision of the certificate or articles of incorporation or by-laws of the Company; (ii) result in any Violation of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to Stockholder or to the Company or their respective properties or assets; (iii) result in the loss of any material license, franchise, permit, legal privilege or legal right enjoyed or possessed by the Company; or (iv) give a right of termination to any party to any material agreement or instrument to which the Company is a party, unless, in any such case, a consent or waiver with respect thereto is obtained by the Company prior to the occurrence of any such event. Anything to the contrary notwithstanding, Stockholder and Company have informed AFC that laws and regulations of certain States in which Company is licensed, and certain agreements, including agreements with lenders and purchasers of mortgages, may require notification, consent and possibly approval in the event of a sale of shares or a change in control; AFC accepts the risk that the Closing of this transaction may require such notification, consent or other compliance and AFC accepts responsibility therefor.

      (a) Consents. To the best knowledge of Stockholder, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity, is required by or with respect to Stockholder or the Company in connection with the execution and delivery of this Agreement and the documents contemplated hereby by Stockholder or the consummation by Stockholder of the transactions contemplated hereby or thereby, or the performance by Stockholder of its obligations hereunder and thereunder, which has not been made or obtained prior to the date hereof. Anything to the contrary notwithstanding, Stockholder and Company give notice to AFC that regulations of certain States in which Company is licensed, and certain agreements, including agreements with lenders and purchasers of mortgages, may require notification, consent and possibly approval in the event of a sale of shares or a change in control; AFC accepts the risk that the Closing of this transaction may require such notification, consent or other compliance and AFC accepts responsibility therefor.

      (a) Title to the Shares. Stockholder is the owner of all of the Issued Shares and has good title to said Shares, free and clear of any and all liens, encumbrances, security interests, options, claims, charges and restrictions on transfer or otherwise.

      (a) No Subsidiaries. The Company has no subsidiaries and does not own of record or beneficially, directly or indirectly, any capital stock or equity interest or investment in any other corporation, partnership, joint venture, association or other business entity, or if the Company has any subsidiary or subsidiaries, each subsidiary is listed on the Disclosure Schedule and each of the representations, warranties, and covenants set forth in this Agreement is also made by the Company with respect to each such subsidiary as if such subsidiary were the "Company" and the Disclosure Schedule shall apply to each such subsidiary in the same manner as if such subsidiary were the "Company." In the event the Company has any subsidiary, the Disclosure Schedule sets forth the equity interest of any person other than the Company or any of its subsidiaries in any of the subsidiaries of the Company and also sets forth the identity and address of any such person.

      (a) Financial Statements. To the best knowledge of Stockholder and the Company, the financial statements of the Company for the years ended May 31, 1998, May 31, 1997 and May 31, 1996, (the "Financial Statements"), copies of which have heretofore been delivered by Stockholder to AFC (and are attached hereto as Schedule 2.1(h)), have been (or will be) prepared in accordance with generally accepted accounting principles, consistently applied during the periods involved (except as may be indicated in the notes thereto); and the unaudited Financial Statement through February 17, 1999, have been prepared in accordance with usual procedures consistently applied in prior periods and fairly present the consolidated financial position of the Company as at the dates thereof and the consolidated results of its operations and changes in Stockholder's equity for the periods then ended.

      (a) Undisclosed Liabilities. Except as set forth in the Disclosure Schedule and/or the Financial Statements and to the best knowledge of the Stockholder, the Company is not subject to any liabilities of any nature other than in the ordinary course of business which have had or can reasonably be expected to have an aggregate adverse financial effect exceeding $50,000.

      (a) Absence of Certain Changes or Events. Except as set forth in the Disclosure Schedule, since December 31, 1997, to the best knowledge of the Stockholder, the Company has not incurred any material liability, except in the ordinary course of its business consistent with its past practices, nor has there been any change, or any event involving a prospective change, in the condition of the Company which has had, or is reasonably likely to have, a material adverse effect on the Company, including but not limited to, any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the property or business of the Company, any labor trouble, or any event or condition of any character materially adversely affecting the business of the Company, or any change in the financial condition, assets, liabilities, or business of the Company which has been materially adverse, or any redemption, purchase or other acquisition by the Company of any of its capital stock, or any declaration, setting aside or payment of any dividend on any capital stock of the Company; and since December 31, 1997 the business of the Company has been operated in the ordinary and normal course and there has been no material change in the operation thereof. Without limiting the generality of the foregoing, except as set forth on the Disclosure Schedule, since December 31, 1997 the Company has not:

         (i) incurred any material obligations or liabilities (whether absolute, accrued, contingent or otherwise and whether due or to become due) except in the ordinary course of business and consistent with past practice, nor, without limiting the generality of the foregoing, guaranteed, endorsed or assumed responsibility for any material debts or obligations of any person or entity;

         (i) paid, discharged or satisfied any material claim, lien, encumbrance or liability (whether absolute, accrued, contingent or otherwise and whether due or to become due), except claims, liens, encumbrances or liabilities which were incurred and paid, discharged or satisfied since December 31, 1997, in the ordinary course of business or consistent with past practice;

         (i) sold, leased or otherwise disposed of a material portion of its property or assets (including assets material to the business of the Company and its Subsidiaries), real, personal or mixed, tangible or intangible, nor entered into any agreement or commitment to do so, nor permitted, caused, nor allowed a material portion of such properties or assets, to be mortgaged, pledged or subjected to any lien or encumbrance, except the sale of loans and servicing in the ordinary course of business and except for the disposition of motor vehicles which was done at the request of AFC;

         (i) disposed of, or permitted to lapse, any patent, trademark, service mark or copyright or any patent, trademark, service mark or copyright application or license which is part of the property of the Company (see Disclosure Schedule);

         (i) except (see Disclosure Schedule) for customary increases in employees' compensation consistent with past practice and market conditions, granted, promised or offered any general increase in the compensation of employees (including, without limitation, any increase pursuant to any bonus, pension, profit-sharing or other plan or commitment of the Company), or any increase in any compensation or fringe benefit to or for the benefit of any officer or employee, or entered into any new employment agreement or bonus arrangement or Benefit Plan;

         (i) made any material capital expenditures or commitments for additions to property, plant or equipment except as noted in the Disclosure Schedule;

         (i) made any material change in any method of accounting or accounting practice;

         (i) except in the ordinary course of business, incurred any material change in any of the licenses, permits or franchises of the Company;

         (i) except in the ordinary course of business agreed to or made, any amendment, modification or termination of any existing, or entered into any new, contract, agreement, plan, lease, license, permit or franchise that is material to the condition of the Company.

      (a) Title to Assets. The Company owns, as of the date hereof, good, clear, record and marketable title to all of the properties and assets, tangible and intangible, which are material to its business, free and clear of all liens except (a) liens set forth as permitted liens on the Disclosure Schedule; (b) statutory liens securing payments not yet due or delinquent; and (c) liens, the validity of which are being contested or litigated in good faith by appropriate proceedings and for which the Company has set aside on its books any reserves deemed by it to be adequate with respect thereto. The Disclosure Schedule contains a general list of all fixed assets owned by the Company as of the date hereof.

      (a) Real Property The Company owns no real property.

      (a) Intellectual Property.

         (i) To the best of Stockholder's knowledge, the Company owns or has the right to use its corporate name as a service mark. The Company has not registered any trademarks or service marks and has not made any copyright applications. The Company has used an employee information handbook, job description outlines, a lender's information handbook and other documents. The Company makes no claim of originality, asserts no claim of exclusivity and has not taken steps to protect such documents as trade secrets or otherwise. These documents were available to current and former employees and may be used by other entities in the mortgage brokerage business. Any computer software used by the Company is subject to licensing agreements and the Company makes no claim of right thereto.

         (i) To the best of Stockholder's knowledge, the Company has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any intellectual property rights of third parties, and neither the Stockholder or the Company has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation or violation. No third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with the ownership of or rights in the Intellectual Property of the Company.

         (i) To the best of Stockholder 's knowledge, as a result of the continued operation of the Company's business as presently conducted, AFC will not knowingly, infringe upon, misappropriate, or otherwise come into conflict with any intellectual property rights of third parties.

      (a) Material Contracts. To the best of Stockholder's knowledge, the Disclosure Schedule contains a complete reference of all contracts and summary description of all material contracts, agreements, equipment leases, loan transactions, and commitments, either oral or in writing relating to the Company, extending beyond the date hereof to which Stockholder and/or the Company is a party or which affect the business or property of the Company (collectively the "Contracts"). To the best knowledge of Stockholder , the Company is not in default nor alleged to be in default in any respect under any Contracts. All Contracts are valid and in full force and effect, and there exists no event, condition or occurrence which, after notice or lapse of time, or both, would constitute such a default by Stockholder of any Contracts. Complete copies of all Contracts have been or shall be made available to AFC.

      (a) Accounts Receivable. The accounts receivable of the Company, including without limitation, the accounts receivable set forth on the Financial Statements, and the accounts receivable of the Company as set forth in its books and records as of the date hereof or reflected on the Financial Statements are lawful and valid and have arisen out of transactions in the ordinary course of business and are fully collectable in the ordinary course of business, and in any event not later than ninety (90) days from the date hereof. An aging of the Company's accounts receivable is included on the Disclosure Schedule, and such aging is accurate and complete through the date of the Financial Statements. There are no conditions precedent remaining unsatisfied or in default, or any other restrictions upon or limitation to, the prompt collection of such accounts receivable remaining outstanding as of the date hereof.

      (a) Non-governmental Licenses. The Disclosure Schedule contains a list of all material non-governmental licenses hereto held by the Company. All such licenses remain in full force and effect and the Company is not in default under the terms thereof.

      (a) Loan Approvals. To the best knowledge of the Stockholder neither the execution of this Agreement nor the consummation of the transactions contemplated hereby are likely to result in any material cancellations or withdrawals of accepted loan approvals. No notice has been given respecting any cancellation of any loan approval by any of the Company's lenders, investors or loan purchaser nor has any such cancellation been threatened; however, Stockholder and the Company make no guarantee that any approval or consent to this transaction which may be required by any investor, loan purchaser or governmental agency will be granted.

      (a) Employee Plans and Contracts. Set forth on the Disclosure Schedule is a true and complete list of all bonus, pension, stock option, stock ownership, stock purchase, phantom stock, benefit, welfare, profit sharing, retirement, disability, death benefit, vacation, severance, hospitalization, medical, insurance, incentive, deferred compensation and other similar fringe or employee benefit plans, funds, programs, arrangements, or understandings (whether or not legally binding), and all employment contracts, executive compensation, consulting, termination, or indemnification agreements, written or oral, in each of the foregoing cases which cover or are maintained for the benefit of any current or former employee, officer or director of the Company that have existing, current, continuing or potential future obligations with respect thereto (the "Employee Plans"). Except as set forth in the Disclosure Schedule, there has not been any adoption or amendment (not already embodied in the documents provided to AFC, comprising any such Employee Plans. Without limiting the generality of the foregoing, (A) the aggregate salary and termination benefits payable to each of the senior officers of the Company under existing employment agreements are as set forth in the Disclosure Schedule, (B) the termination benefits payable to additional officers and employees under the Company's severance plans are as set forth in the Disclosure Schedule, and (c) no individuals other than those referred to in clauses (A) and (B) of this sentence are, or will be at the Closing Date, entitled to salary, severance, termination, bonus or other such benefits from the Company. True and correct copies of all items referred to in this Section 2.1(r) have been heretofore delivered by the Stockholder to AFC.

      (a) ERISA Compliance. To the best knowledge of the Stockholder , each of the Employee Plans is in compliance with the requirements provided by all statutes and regulations applicable under the laws of the United States, including without limitation the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and none of the Employee Plans are unfunded or underfunded. Without limiting the generality of the foregoing, to the best knowledge of the Stockholder :

         (i) The Disclosure Schedule contains a list and brief description of each "employee pension benefit plan" (as defined in Section 3(2) of ERISA (sometimes referred to herein as a "Pension Plan"), each "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) and each stock option, stock purchase, deferred compensation plan or arrangement and each other employee fringe benefit plan or arrangement maintained, contributed to or required to be maintained or contributed to by the Company or any other person or entity that, together with the Company, is treated as a single employer under Section 414(b),
(c), (m) or (o) of the Code (each, a "Commonly Controlled Entity"), for the benefit of any current or former employees, officers, agents, directors or independent contractors of the Company (collectively, "Benefit Plans"). Stockholder has delivered or made available to AFC true, complete and correct copies of (A) each Benefit Plan (or, in the case of any unwritten Benefit Plans, descriptions thereof), (B) the most recent annual report on Form 5500 filed with the United States Internal Revenue Service (IRS) with respect to each Benefit Plan (if any such report was required), and (C) the most recent summary plan description (or similar document) for each Benefit Plan for which such summary plan description is required or was provided to plan participants or beneficiaries.

         (i) Each Benefit Plan has been administered in all material respects in accordance with its terms. The Company and each Commonly Controlled Entity and all the Benefit Plans are in compliance in all material respects with the applicable provisions of ERISA and the Code. There are no investigations, proceedings or other claims involving any Benefit Plan that could give rise to any material liability.

         (i) All Pension Plans intended to be qualified under Section 401(a) of the Code have been the subject of current, valid determination letters from the IRS to the effect that such Pension Plans are qualified and exempt from Federal income taxes under Sections 401(a) and, with respect to each trust created thereunder, 501(a), respectively, of the Code, and nothing has occurred since the date of any such letter that would adversely affect the qualified status of the applicable Pension Plan.

         (i) No Pension Plan, other than any Pension Plan that is a "multi employer plan" (as such term is defined in Section 4001(a)(3) of ERISA) had, as of the respective last annual valuation date for each such Pension Plan, an "unfunded benefit liability" (as such term is defined in Section 4001(a)(18) of ERISA), based on actuarial assumptions which have been furnished to AFC and neither the Company nor any of its Subsidiaries is aware of any facts or circumstances that would materially change the funded status of any such Pension Plan. None of the Pension Plans has an "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA or Section 412 of the Code), and there has been no application for a waiver of the minimum funding standards imposed by
Section 412 of the Code with respect to any Benefit Plan that is a Pension Plan. No Commonly Controlled Entity has incurred any material liability to a Pension Plan (other than for contributions not yet due) or to the Pension Benefit Guaranty Corporation (other than for premiums not yet due).

         (i) There have been no non-exempt "prohibited transactions" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) or any other breach of fiduciary responsibility with respect to the Benefit Plans that could subject the Company, any Commonly Controlled Entity or any officer of the Company or any Commonly Controlled Entity to any tax, penalty or other liability under ERISA, the Code or other applicable law. Neither any of such Benefit Plans nor any of such trusts has been terminated, nor has there been any "reportable event" (as such term is defined in Section 4043 of ERISA) with respect thereto, during the last five years.

         (i) With respect to any Benefit Plan that is an employee welfare benefit plan, (A) no such Benefit Plan is funded through a "welfare benefit fund", as such term is defined in Section 419(e) of the Code, (B) each such Benefit Plan that is a "group health plan", as such term is defined in Section 5000(b)(1) of the Code, complies in all material respects with the applicable requirements of Section 4980B(f) of the Code and each such Benefit Plan (including any such Benefit Plan covering retirees or other former employees) may be amended or terminated without material liability to the Company or any Commonly Controlled Entity on or at any time after the consummation of the Acquisition.

         (i) No employee of the Company or any Commonly Controlled Entity will be entitled to any additional benefits or any acceleration of the time of payment or vesting of any benefits under any Benefit Plan as a result of the transactions contemplated by this Agreement.

      (a) Labor and Employee Matters. Except to the extent set forth in the Disclosure Schedule and to the best knowledge of the Stockholder , (i) the Company is and has been in compliance in all material respects with all applicable laws of governmental entities respecting employment and employment practices, terms and conditions of employment and wages and hours, including, without limitation, the Immigration Reform and Control Act ("IRCA"), the Worker Adjustment and Retraining Notification Act ("WARN"), and any such laws respecting employment discrimination, disability rights or benefits, equal opportunity, plant closure issues, affirmative action, workers' compensation, employee benefits, severance payments, labor relations, employee leave issues, wage and hour standards, occupational safety and health requirements and unemployment insurance and related matters, and is not engaged in and have not engaged in any unfair labor practice; (ii) no investigation or review by or before any governmental entity concerning any possible conflicts with or violations of any such applicable laws is pending, nor is any such investigation threatened, nor has any such investigation occurred during the last three years, and no governmental entity has provided any notice to the Company or otherwise asserted an intention to conduct any such investigation or review, nor is there any basis for any such investigation or review; (iii) no collective bargaining agreement exists which is binding on the Company; (iv) the Company is not delinquent in payments to any of its officers, directors, employees or agents for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them or amounts required to be reimbursed to such officers, directors, employees or agents; (v) in the event of termination of the employment of any of said officers, directors, employees or agents for any reason, neither the Company nor AFC will, pursuant to any agreement or by reason of anything done prior to the Closing Date by the Company or any of its predecessors, be liable to any of said officers, directors, employees or agents for so-called "severance pay" or any other similar payments or benefits, including, without limitation, post-employment health care (other than pursuant to COBRA) or insurance benefits; (vi) all benefits payable to current, terminated or retired employees, including, without limitation, post-employment health care or insurance benefits, may be modified or terminated by the employer at any time; (vii) all employees of the Company are employed at will. There are no pending or, to the Stockholder 's actual knowledge without investigation, threatened suits, claims, actions, charges, investigations or proceedings of any nature respecting employment and employment practices, terms and conditions of employment and wages and hours, including without limitation under or alleging violation of IRCA, NLRA, FLSA, WARN or any applicable law respecting employment discrimination, equal opportunity, labor relations, affirmative action, disability rights or benefits, employee leave issues or wage and hour standards, workers' compensation, plant closure issues, employee benefits, severance payments, occupational safety and health requirements or unemployment insurance and related matters.

      (b) Employee Information. To the best knowledge of the Stockholder , the Disclosure Schedule sets forth a complete and accurate list of all employees of the Company, with each employee's salary or wage rates, as the case may be.

      (a) Insurance. To the best knowledge of Stockholder , the Company is presently insured, and during each of the last five years has been insured, for reasonable amounts against such risks as companies engaged in similar businesses would, in accordance with good business practice, customarily be insured. The Disclosure Schedule sets forth a true and complete list and brief description of all insurance policies (and fidelity or similar bonds) currently in force and maintained by or for the benefit of the Company or its respective directors, officers, employees or agents. Neither the Stockholder nor the Company has received any notice of cancellation or non-renewal of any such policy.

      (a) Motor Vehicles. The Company owns no motor vehicles.

      (a) Compliance with Applicable Laws.

         (i) To the best knowledge of Stockholder , the Company holds all permits, licenses, variances, exemptions, authorizations, orders and approvals of all governmental entities (the "Permits") that are required for them to own, lease or operate its properties and assets and to carry on its business as presently conducted, and there is presently no default under any such Permit. To the best knowledge of Stockholder , the Company is in compliance in all material respects with (A) all applicable statutes, laws, ordinances, rules, orders and regulations of any governmental entity, and (B) its own respective internal policies and procedures.

         (i) To the best knowledge of Stockholder and except as shown on the Disclosure Schedule, the Company has not received any notification or communication from any regulatory authority which has not been resolved to the satisfaction of the Company (A) asserting that the Company is not in substantial compliance with any of the statutes, regulations, ordinances or guidelines which such regulatory authority enforces or administers, or with the internal policies and procedures of the Company, as the case may be, (B) threatening to revoke any material Permit, (C) requiring, or threatening to require the Company, or indicating that the Company may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement, or (D) directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of the Company. Except as included in the Due

Diligence materials and the Disclosure Schedule, the Company has not received, consented to or entered into, nor is it subject to, any agreement with a regulatory authority, nor has the Company been advised by any regulatory authority that such regulatory authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such agreement.

      (a) Litigation. To the best knowledge of Stockholder and except as disclosed in the Disclosure Schedule, there are, no claims, suits, actions or legal, administrative, arbitration or other proceedings of any nature pending against the Company or its property or threatened against or affecting the Company or its properties or assets, which involves the possibility of any judgment or liability in excess of $5,000 or which might result in any materially adverse change in the assets, liabilities, business or condition (financial or otherwise) of the Company; nor is there any judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against the Company; nor is there any circumstance known where such a dispute reasonably should be expected, even if litigation has not actually been threatened. The Disclosure Schedule also contains a true, correct and complete list as of the date hereof of all pending suits, claims, actions, investigations or proceedings of any nature where such suits, claims, actions and other matters are brought or threatened to be brought by or on behalf of the Company, as plaintiff or other claimant.

      (a) Taxes. To the best knowledge of Stockholder and except as reflected in the financial statements and except as described in the records of the Chapter 11 Proceedings which are incorporated in the Disclosure Schedule and as limited herein, no tax lien exists on account of any taxes due from the Company, and the Company has not committed any act, the effect of which could result in any tax lien affecting the ordinary course of its business. The Company has not received any notice of, and has no knowledge of, any tax deficiency proposed or threatened against the Company. The Company has not filed state tax returns for the fiscal year ending May 31, 1998, and an extension has been granted therefor. There may be taxes due for prior years.

         (i) To the best knowledge of Stockholder and except as reflected in the Financial Statements and except for the tax return for the fiscal year ending May 31, 1998, which have not been filed and for which extensions are in effect
(A) The Company and its subsidiaries, if any, have filed, been included in or sent all returns, declarations and reports and information returns and statements required to be filed or sent (including in each case extensions) by or relating to any of them relating to any taxes with respect to any income, properties or operations of the Company prior to the Closing Date (collectively, "Tax Returns"), (B) as of the time of filing, the Tax Returns correctly reflected in all material respects the facts regarding the income, business, assets, tax bases, operations, activities and status of the Company and any other information required to be shown therein, the Company has timely paid or made provision for all Taxes that have been shown as due and payable on the Tax Returns that have been filed, (D) no provision or reserves are or have been made for all taxes payable for periods prior to May 31, 1998; (E) the charges, accruals and reserves for taxes reflected on the books of the Company and a contemplated loss for the current year to date are adequate to cover the tax liabilities accruing or payable by the Company in respect of periods prior to the date hereof, (F) the Company is delinquent in the payment of taxes and has requested an extension of time within which to file any Tax Return for the fiscal year ending May 31, 1998, (G) no deficiency for any taxes has been proposed, asserted or assessed in writing against the Company which has been received by the Company other than those taxes being contested in good faith,
(H) the Federal income tax returns and the state tax returns of the Company have not been examined by the IRS or the Virginia Department of Taxation, as the case may be, for all fiscal years through May 31, 1997, (I) except as may have occurred in connection with the Chapter 11 Reorganization Proceedings, the Company has not granted any extension of the limitation period applicable to any tax claims (which period has not since lapsed), other than those taxes being contested in good faith, and (J) the Company has no contractual obligations under any tax sharing agreement with any other corporation.

         (i) For the purpose of this Agreement, the term "Tax" (including, with correlative meaning, the terms "taxes" and "taxable") shall include, except where the context otherwise requires, all Federal, state, local and foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, withholding, excise, occupancy and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts.

      (a) Hazardous Substances.

         (i) To the best of Stockholder 's knowledge, the Company has been in compliance with all applicable Environmental Laws (as defined below), except for possible noncompliance which individually or in the aggregate would not have a material adverse effect on the Company. The term "Environmental Laws" means any federal, state, local or foreign statute, ordinance, rule, regulation, policy, permit, consent, approval, license, judgment, order, decree, injunction or other authorization relating to: (A) releases (as defined in 42 U.S.C. Section 9601(22)) or threatened Releases of Hazardous Material (as defined below) into the environment; or (B) the generation, treatment, storage, disposal, use, handling, manufacturing, transportation or shipment of any Hazardous Material. The term "Hazardous Material" means (1) hazardous substances (as defined in 42 U.S.C. Section 9601(14)), (2) petroleum, including crude oil and any fractions thereof, (3) natural gas, synthetic gas and any mixtures thereof, (4) asbestos and/or asbestos-containing material and (5) polychlorinated biphenyls ("PCBs"), or materials containing PCBs in excess of 50 ppm.

         (i) The Company is not subject to any judgment, decree or order relating to compliance with any Environmental Law or to investigation or cleanup under any Environmental Law. To the best knowledge of Stockholder, the Company has no contingent liabilities in connection with any Hazardous Materials, including claims of liability for having generated, used, stored, transported, disposed of, or failed to cleanup, Hazardous Materials related to the Company or any of its respective former subsidiaries.

      (a) Personal Property Leases. Included in the Disclosure Schedule is a true and correct list of all Personal Property Leases of the Company. The Company has delivered to AFC true and correct copies of all Personal Property Leases.

      (a) Accounts. The Disclosure Schedule correctly identifies each bank account maintained by or on behalf of the Company, and the name of each person with any power or authority to act with respect thereto.

      (a) Contingent Obligations, Guaranties and Powers of Attorney. With the exception of those agreements set forth in the Disclosure Schedule, the Company is not a party to or otherwise obligated under any contingent obligations, guaranties, indemnities, powers of attorney or similar arrangements to any other person or entity.

      (a) Partnerships and Joint Ventures. Except for net branch operations, the Company is not a partner, member or otherwise a participant in, any partnership, joint venture or otherwise involved in any business or enterprise not otherwise disclosed in the Disclosure Schedule attached hereto.

      (a) Accuracy of Information. To the best of Stockholder's knowledge, without limiting any of the representations, warranties or statements contained in this Agreement, in the Disclosure Schedule or schedules hereto, or in any other agreement, instrument or document executed or delivered by or on behalf of Stockholder or the Company in connection with the transactions contemplated hereby or thereby, the information provided to AFC by the Stockholder and the Company does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which such statements are or will be made, not misleading. Copies of all documents furnished by or on behalf of Stockholder or the Company to AFC pursuant to the terms of this Agreement are complete and accurate. All documents (or copies thereof) referred to in the Disclosure Schedule hereto have been delivered or otherwise made available to AFC.

      (a) Title to the Shares. Stockholder is the owner of record and beneficially of all of the issued Shares and has good title to said Shares, free and clear of all liens, encumbrances, security interests, options, claims, charges and restrictions on transfer or otherwise. Stockholder has full right, power and authority to sell AFC Shares of Company Stock in the manner provided for in this Agreement. Stockholder and Company represents that they are not a party to any option, warrant, purchase right, or other contract, commitment or understanding, whether oral or written, that would require such Stockholder or Company to sell, transfer, or otherwise dispose of any of the Shares or give any third party any rights therein. Stockholder is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any of the Shares.

I.1 Section Representations and Warranties of AFC. AFC represents and warrants to the Company and Stockholder as follows:

      (a) Organization. AFC is a corporation duly organized, validly subsisting and in good standing under the laws of its state of corporation. AFC has full power and authority (including all licenses, franchises, permits and other governmental authorizations which are legally required) to won or lease its respective properties, and to engage in the business and activities now conducted by AFC.

      (b) Authority. AFC has full capacity, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and no consent or approval of any other person is necessary for him to do so. This Agreement has been duly executed and delivered by AFC and constitutes a valid and binding obligation of AFC, enforceable against AFC in accordance with its terms.

      (c) No Violation. The execution and delivery of this Agreement does not, the consummation of the transactions contemplated hereby will not, and compliance by AFC with any of the provisions hereof or thereof will not: (i) breach any applicable statute or regulation of any governmental authority, domestic or foreign; or

         (i) conflict with or result in the material breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or any agreement or instrument to which AFC is a party, or by which AFC may be bound, or constitute a default thereunder.

                                   I ARTICLE
                         CONDITIONS PRECEDENT TO CLOSING

I.1 Section Conditions to Each Party's Obligation To Effect the Acquisition. The respective obligations of each party to effect the Acquisition and the other transactions contemplated hereby shall be subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

      (a) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Acquisition shall be in effect; provided, however, that each of the Parties shall have used its commercially reasonable efforts to prevent the entry of any such injunction or other order or restraint and to appeal as promptly as possible any injunction or other order or restraint that may be entered. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Acquisition, which makes the consummation of the Acquisition illegal or otherwise prohibits, restrains, enjoins or restricts the consummation of the transactions contemplated hereby.

I.1 Section Conditions to Obligations of AFC. The obligations of AFC to effect the Acquisition are subject to the satisfaction of the following conditions at or prior to the Closing, unless such conditions are waived in writing by AFC:

      (a) Representations and Warranties. The representations and warranties of Stockholder set forth in this Agreement shall be true and correct as of the Closing Date.

      (a) Litigation, Etc. Except with respect to the actions and claims set forth on the Disclosure Schedule, there shall be no material pending or threatened lawsuits, arbitrations, proceedings, cases or other adversarial actions of any kind by any person against Stockholder, the Company or any director, officer or employee of any of the foregoing challenging or in any way or in any manner seeking to restrict or prohibit the transactions contemplated hereby, seeking to obtain any damages against any person as a result of the transactions contemplated hereby, or which seek to adversely affect the business or assets of the Company excluding litigation and claims covered by insurance or not in excess of $50,000.00 or incurred in the ordinary course of business are expressly excluded.

      (a) Contingent Liabilities. Except for matters described in the Disclosure Schedule (and as to such matters only to the extent of facts made available to AFC on or prior to the date of this Agreement), the Company, at the time of the Closing, shall not be subject to any suit, action or proceeding, or any investigation or inquiry by any government entity (such suits, actions or proceedings, or any such investigations or inquiries, being collectively referred to herein as "proceedings"), which shall be pending or, to the actual knowledge of Stockholder without investigation, threatened against or affecting the Company, nor shall there be any potential unasserted claim or liability not heretofore disclosed in the Disclosure Schedule unless AFC shall have determined, in the exercise of its reasonable business judgment, that each proceeding, claim or liability likely would not have, either individually or in the aggregate with all other such proceedings, claims or liabilities, a material adverse effect on the Company, excluding litigation and claims covered by insurance or not in excess of $50,000.00 or incurred in the ordinary course of business are expressly excluded.

      (a) Consents Under Agreements. All notices to, consents, approvals, authorizations, certificates and waivers from third Parties, including but not limited to, Company's lenders, that may be required for the consummation of the transactions contemplated hereby upon the terms hereof have not been obtained or provided.

      (a) Stockholder Additional Deliveries. At the Closing, Stockholder shall deliver to AFC a copy of resolutions of both the Board of Directors and the Stockholder s of the Company, certified as of the date hereof by its duly authorized Secretary as having been duly and validly adopted and as being in full force and effect as of the date hereof, authorizing the execution and delivery by Stockholder and the Company of this Agreement, the other agreements and instruments executed and delivered by the Company as provided herein, and the performance by the Company of the transactions contemplate hereby and thereby.

      (a) State Licensing Requirements. AFC's counsel shall not have determined that the Company does not have any license or permit required by any state statute, rule, regulation or governmental entity in connection with the operation of the Company's business as presently conducted.

      (a) Governmental Approval. AFC's counsel shall not have determined that all required consents, waivers, authorizations or approvals, industry clearance from the appropriate authorities, or other governmental or regulatory authorities in connection with the execution, delivery and performance of this

Agreement and the transfer to AFC of the Shares have not been duly obtained;

      (a) Disclosure Schedule. AFC shall have received the Disclosure Schedule to this Agreement.

      (a) Lease. AFC shall have negotiated and the Company shall have entered into the Lease;

I.1 Section Conditions to Obligations of the Stockholder. The obligations of the Stockholder to effect the Acquisition are subject to the satisfaction of the following conditions unless waived by the Stockholder:

      (a) Representations and Warranties. The representations and warranties of AFC set forth in this Agreement shall be true and correct both as of the date of this Agreement and (except to the extent such representations speak as of an earlier date) as of the Closing as though made on and as of the Closing, except as otherwise contemplated by this Agreement.

      (a) Performance of Obligations of AFC. AFC shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

                                   I ARTICLE
                            TERMINATION AND AMENDMENT

I.1   Section     Termination.  This  Agreement  may be terminated at any time prior to the Closing:

      (a) by mutual written consent of AFC and the Stockholder; or

      (a) if the Stockholder, on the one hand, or AFC, on the other hand, materially breaches any of its covenants and obligations hereunder and such breach is not cured after thirty (30) days' written notice thereof is given to the party committing such breach by the other party;

I.1 Section Effect of Termination. Each party's right of termination under
Section 4.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 4.1, all further obligations of the Parties under this Agreement will terminate, except those that survive by their express terms; provided, however, that if this Agreement is terminated by a party because of a breach of the Agreement by the other party the terminating party's right to pursue all legal remedies provided for hereunder will survive such termination unimpaired.

I.1   Section     Amendment.  This  Agreement  may be amended  by the  Parties hereto at any time but only by an instrument in writing signed by each of the Parties hereto.

I.1 Section Extension; Waiver. At any time prior to the Closing, the Parties hereto may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other Parties hereto,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and waive compliance with any of the covenants, agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed by suchparty. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                                    ARTICLE V
                  ASSIGNABILITY OF COMPANY STOCK OR WARRANT

Section 5.1 Right of First Refusal.

      (a) Neither Stockholder or AFC may transfer, sell, assign or otherwise dispose of (hereafter referred to as "Transferring Member") all or any part of its stock or warrant in the Company to any Person without first offering in writing to transfer to the other at a price equal to the amount offered for such stock or warrant by a third party and on the same terms and conditions (the "Purchase Terms"). It is understood, however, that a merger, consolidation, sale of majority of control or sale of substantially all assets of AFC will not trigger a right of first refusal and is deemed permitted in this Agreement, and does not constitute a Buy Sell event in Article V.

      (b) The other party shall respond to the Transferring Member's written offer within thirty (30) days of receipt of the offer.

      (c) If the other party declines the offer or otherwise fails to respond to the offer within thirty (30) days, the Transferring party may then transfer its interest to the approved transferee within sixty (60) days from the date of receipt of the offer, provided, however, the purchase price for such interest shall not be less and the terms of purchase for such interest shall not be more favorable than the Purchase Terms offered to the other party.

      (d) Transferring party decides to sell and the other party does not exercise its right of first refusal, then any sale of the stock or warrant of the other party on the same terms and price unless the other party elects not to sell.

                                   ARTICLE VI
                                    BUY-SELL

Section 6.1 Buy-Sell Event. Any of the following events shall constitute a Buy-Sell Event.

      (a) The death, disability or judicial termination of legal incompetence, or dissolution and winding-up of any Stockholder or AFC;

      (b) The judicial determination of insolvency of Stockholder or AFC;

      (c) The filing of a petition or suit of Bankruptcy by or against Stockholder or AFC that is not dismissed within sixty (60) days of the filing;

      (d) Any purported voluntary or involuntary Transfer or encumbrance of all or any part of a Stockholder's stock or AFC's warrant (or stock if the warrant has been exercised) in a manner not expressly permitted by this Agreement.
Section 6.2 Buy-Sell Notice. Upon the occurrence of a Buy-Sell Event, the party (Stockholder and AFC are the parties for the purpose of the Buy-Sell) with respect to whom such Buy-Sell event has occurred (the "Withdrawing Party"), or its executor, administrator or other legal representative in the event of death or declaration or legal incompetency, shall give notice of the Buy-Sell Event (the "Buy-Sell Notice") to the other parties (the "Purchasing Parties") within thirty (30) days after its occurrence. If the Withdrawing Party fails to give the Buy-Sell Notice, the Purchasing Party may give the Buy-Sell Notice at any time thereafter and by also doing, commence the buy-sell procedure provided for in this Article.

Section 6.3 Purchase Option.

      (a) Upon the occurrence of a Buy-Sell Event the Purchasing Party shall have the option to purchase (the Purchase Option") the Withdrawing Party's stock or warrant, whichever is applicable, at Closing pursuant to the terms and conditions set forth in this Article VI.

      (b) The party remaining must give notice of its election to exercise the Purchase Option to the Withdrawing Party within (30) days following delivery of the Buy-Sell Notice.

Section 6.4 Purchase Price.

      (a) Unless otherwise agreed in writing by the Purchasing Party and the Withdrawing Party within thirty (30) days after the Buy-Sell Event, the Purchase Price shall be determined by a single appraisal made by an appraiser agreed upon by the Purchasing Party and the Withdrawing Party, which appraisal shall be final. If the parties cannot agree on a single appraiser, the Purchase Price shall be determined by three appraisers, one selected by the Purchasing Party, one selected by the Withdrawing Party and the third selected by the two appraisers. The value determined by the majority of the appraisers shall be final. The appraisal shall be for the 100% of the Company. The Purchase Price shall be the Company's appraised value multiplied by the Withdrawing Party's ownership percentage of the Company. For purposes of this Article, AFC shall be deemed a 50% owner based on its warrant and Stockholder shall be deemed a 50% owner. There shall be no minority or lack of marketability discount.

      (b) The costs of appraisal shall be borned equally between the Purchasing Party and the Withdrawing Party.

      (c) The Purchase Price to be paid shall be reduced by the amount of any distributions, including employee severance, if any, made by the Company to the Withdrawing Party from the date of the Buy-Sell Event up until Closing and by any damages, liabilities, costs or expenses including attorney fees incurred by the Purchasing Party resulting from any breach or default of any provision of this Agreement, Stockholder Employment Agreement, or other written agreement among the Stockholder and AFC caused by the Withdrawing Party.

Section 6.5 Terms.

      (a) The Purchase Price, if the Purchase Option is exercised, shall be payable as follows:

            (1) Twenty percent (20%) of the Purchase Price shall be paid at Closing in cash or by cashier check or certified checks; and

            (2) The Purchasing Party shall pay the balance of the Purchase Price by delivering a promissory note as of Closing which shall bear interest at an annual interest rate of two percent (2%) plus the Prime Rate (but in no event at an interest rte higher than the maximum rate legally permitted) and call for payment of the principal amount in sixteen (16) equal quarterly installments, the first being due one hundred twenty (120) days from Closing and with accrued interest being payable at the time of payment of principal.

      (b) The Withdrawing Party shall have a continuing lien on the stock or warrant being acquired by the Purchasing Party to secure the promissory note, which lien may be foreclosed and enforced under applicable law. The Purchasing Party shall execute and deliver such instruments as may be necessary or appropriate to create such lien.

      (c) Any amounts due from the Withdrawing Party to the Purchasing Party shall be paid out of the cash portion of the Purchase Price at Closing, and to the extent that the cash portion is not sufficient to satisfy that obligation, the balance due shall be paid out of the payments due under the promissory note until the balance is paid off. The promissory note shall contain provisions to effect this Section.

Section 6.6 Closing.

      (a) The closing of the purchase pursuant to this Article shall take place on the date agreed upon by the Purchasing Party and the Withdrawing Party, but not later than ninety (90) days after the occurrence of the Buy-Sell Event (the "Closing").

      (b) Upon payment of the amount specified, the Withdrawing Party shall execute and deliver such assignments and other instruments as may be reasonably necessary to evidence and carry out the transfer of its stock or warrant to the Purchasing Party.

                                   ARTICLE VII
                               GENERAL PROVISIONS

Section 7.1 Survival of Representations and Warranties. The representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing indefinitely.

Section 7.2 Notices. All notices, demands and other communications hereunder shall be in writing and shall be deemed given if personally delivered upon delivery, if by facsimile upon receipt of confirmation, or if mailed by first class United States registered or certified mail postage prepaid return receipt requested three (3) days after mailing to the Parties at the following addresses (or at such other address as such party shall specify by like notice):

If to AFC:         Allen D. Wykle
                   Approved Financial Corp.
                   3420 Holland Road
                   Virginia Beach, VA 23452

With a Copy to:    Ronald M. Gates, Esq.
                   Payne, Gates, Farthing & Radd, P.C.
                   Dominion Tower
                   999 Waterside Drive, Suite 1515
                   Norfolk, VA 23510-3309

If to Stockholder: Mr. Leo Thomas, Jr.
                   604 Terrace Avenue
                   Virginia Beach, VA 23451

With a Copy To:    Marvin A. Rosman, Esq.
                   4912 West Broad Street
                   Richmond, VA 23230

If to Company:     Leo Thomas, Jr.
                   United Mortgagee, Inc.
                   2620 Southern Boulevard
                   Virginia Beach, VA 23452

With a Copy To:    Marvin A. Rosman, Esq.
                   4912 West Broad Street
                   Richmond, VA 23230

Section 7.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

Section 7.4 Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein), and any other agreement and understanding among the Parties entered into contemporaneously herewith, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. If any provisions of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement and such term and condition, except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

Section 7.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Virginia, without regard to any applicable principles of conflicts of law. All Parties agree that any disputes hereunder shall be resolved and determined by the courts of the Commonwealth of Virginia, and hereby submit to the jurisdiction thereof for any dispute arising hereunder or for the enforcement of any provision hereof.

Section 7.6 Indemnification.

      (a) By Stockholder and Company. Stockholder and Company jointly and severally covenant and agree to defend, indemnify and hold harmless AFC, AFSB, their officers, directors, employees, agents, advisers, representatives and Affiliates (collectively, the "AFC Indemnitees") from and against, and pay or reimburse the AFC Indemnitees for, any and all claims, liabilities, obligations, losses, fines, costs, royalties, proceedings, deficiencies or damages (whether absolute, accured, conditional or otherwise and whether or not resulting from third party claims), including out-of-pocket expenses and reasonable attorneys' and accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively "Losses"), resulting from or arising out of:

         (i) any breach, default, inaccuracy or nonfulfillment of any representation or warranty made by Stockholder or Company herein or under any related agreement or in connection herewith or therewith;

         (i) any failure of Stockholder or Company to perform any covenant or agreement hereunder or under any related agreement or fulfill any other obligation in respect hereof or of any related agreement; and

         (i) any liability of Company or Stockholder whether arising before or after the date of this Agreement.


      (b) By AFC. AFC covenants and agrees to defend, indemnify and hold harmless Stockholder from and against any and all Losses resulting from or arising out of:

         (i) any inaccuracy in any representation or warranty by AFC made or contained in this Agreement; or

         (ii) any failure of any AFC party to perform any covenant or agreement made or contained in this Agreement or fulfill any other obligation in respect thereof.

      (c) Indemnification Procedures. In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sough, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom, provided that (i) the counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, (ii) the Indemnified Party may participate in such defense at such Indemnified Party's expense, and
(iii) the omission by any Indemnified party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially damages as a result of such failure to give notice. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. IN the event that the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to affect adversely the Indemnified Party's tax liability or the ability of the Buyer to conduct its business, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party shall, provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand and shall be entitled to settle or agree to pay in full such claim or demand. In any event, the Indemnifying Party and the Indemnified Party shall cooperate in the defense of any claim or litigation subject to this Section and the records of each shall be available to the other with respect to such defense.

      (d) Stockholder has made some representations contained herein to the best knowledge of Stockholder . AFC acknowledges that the nature of the business of the Company is such that where Stockholder has made a representation "to the best knowledge of Stockholder " there may be innocent misrepresentations and AFC accepts that risk.

      (e) Stockholder's Procedures. Should any claim be made by a person not a party to this Agreement with respect to any matter to which the indemnity under
Section 6.6 relates, AFC shall promptly give Stockholder written notice of any such claim, and Stockholder shall thereafter defend or settle any such claim, at its sole expense, on its behalf and with counsel of its own choosing. In such defense or settlement, AFC shall cooperate with and assist Stockholder and AFC may participate therein (including reasonable attempts by AFC and Stockholder to allocate responsibility and liability for said claims among themselves) at its own expense with counsel of its own choosing. Any payment resulting from such defense or settlement, together with the total expenses thereof, shall be binding on Stockholder for the purposes of Section 6.6. Failure to give such notice shall not constitute a defense in whole or in part, to any claim by AFC except and only to the extent that such failure by AFC shall result in prejudice to Stockholder.

      (f) Remedies Cumulative. Except as expressly provided herein, the remedies provided herein shall be cumulative and shall not preclude the assertion by AFC of any other rights or the seeking of any other remedies against Stockholder.

      (g) Indemnification by AFC. AFC shall indemnify Stockholder and hold Stockholder harmless at all times after the Closing against and in respect of any of the following:

         (i) any and all loss, cost, expense, liability, damage or deficiency resulting from any willful misrepresentation or reckless or willful breach of a surviving representation or warranty regarding a writing willfully concealed by AFC, or non-fulfillment of any material covenant on the part of AFC under this Agreement or any schedule to this Agreement or in any certificate or other instrument furnished to Stockholder hereunder; provided, however, that the Stockholder shall not be entitled to indemnification pursuant to this subsection unless the action complained of constitutes gross negligence, wrongful, reckless, willful or criminal conduct on the part of AFC;

         (i) any and all loss, cost, expense, liability, damage or deficiency resulting from any and all claims made against the Company or AFC for actions or inactions of the Company on or after the Closing Date; provided, however, that AFC shall not be entitled to indemnification pursuant to this subsection 6.7(c)(ii) where such claim alleges gross negligent, wrongful, reckless, willful or criminal conduct on the part of the Stockholder;

         (iii) any brokers' or finders' fees for a broker or finder employed by AFC.

Section 7.7 Reliance Solely Upon Agreement. Each of the Parties hereto in executing and carrying out the provisions of this Agreement is relying on the representations, warranties, covenants, and agreements contained in this Agreement or in any other instrument delivered pursuant to this Agreement or at the Closing of the transactions herein provided for, and not upon any investigation which it might have made or any representation, warranty, agreement, promise, or information, written or oral, made by any person other than as specifically set forth herein and therein.

Section 7.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by either of the Stockholder, on the one hand, or by AFC, on the other hand (whether by operation of law or otherwise) without the prior written consent of the

Stockholder in the case of such action by AFC or by AFC in the case of such action by either of the Stockholder, and any such assignment is not so consented to shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

Section 7.9 Tax Reporting. The Parties hereto agree and acknowledge that the determination of the price for each of AFC Shares being sold by Stockholder to AFC is the result of arms-length negotiations between the Parties. The Parties further agree that each party shall be responsible for the payment of his own taxes (whether local, regional, or country), if any, resulting from the purchase and sale of AFC Shares hereunder.

Section 7.10 Expenses. Except as otherwise provided in this Agreement, the Company shall bear all expenses incurred on their behalf of Stockholder and on behalf of the Company in connection with the preparation, execution, filing and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of its agents, representatives, counsel and accountants; and AFC shall bear all expenses of such nature incurred in its own behalf.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

APPROVED FINANCIAL CORP.                        STOCKHOLDER:



---------------------------------
Allen D. Wykle., its President                  Leo Thomas, Jr., Individually


THE COMPANY:
UNITED MORTGAGEE, INC.



Leo Thomas, Jr., its President